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                                                                    Exhibit 10.3

                                  June 24, 1996

VIA FACSIMILE (704) 394-1722

Atlantic Design Company, Inc.
5602 Wilkinson Boulevard
Charlotte, North Carolina  28209
Attention:  President

                         Amendment to Services Agreement

Ladies and Gentlemen:

         Reference is hereby made to that certain Services Agreement dated December 18, 1995 between Atlantic Design Company, Inc. and Genicom Corporation (the "Services Agreement"). All capitalized terms used in this letter which are not defined herein shall have the meanings assigned to them in the Service Agreement. The purpose of this letter is to amend the Services Agreement consistent with an amendment to be effected with respect to the Deed of Lease dated December 17, 1995 between Genicom de Mexico, S.A. de C.V., as Landlord, and Datacom de Mexico, S.A. de C.V., as Tenant (the "Deed of Lease"). The amendment to the Services Agreement shall become effective simultaneously with the amendment to the Deed of Lease (the "Effective Time").

         At the Effective Time, the Services Agreement shall be amended as follows:

         Section 3.01 shall be amended to provide that the term of the Services Agreement shall be six (6) years commencing on the date of the Services Agreement (December 18, 1995). The term may continue to be extended from year to year thereafter as provided in Section 3.01 and the definition of "Contract Year" shall also remain unchanged.

     Please confirm your agreement with the foregoing, as does Genicom Corporation, by executing this letter where indicated below. This letter may be executed in multiple counterparts, all of which when taken together shall constitute one and the same agreement.

                                   Sincerely,

                                   GENICOM CORPORATION

                                   By:________________________________

                                   Name:______________________________

                                   Title:_____________________________
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AGREED:                            ATLANTIC DESIGN COMPANY, INC.

                                   By:________________________________

                                   Name:______________________________

                                   Title:_____________________________

Ogden Services Corporation joins herein for purposes of confirming that its guarantee of the performance of Atlantic Design Company, Inc. of the Services Agreement contained in Section 22 of the Services Agreement shall remain in full force and effect notwithstanding the amendment of the Services Agreement set forth in this letter.

                                   OGDEN SERVICES CORPORATION

                                   By:________________________________

                                   Name:______________________________

                                   Title:_____________________________

cc:        McGuire, Woods, Battle & Boothe, LLP
           One James Center
           Richmond, Virginia  23219
           Attention:  Jane Whitt Sellers, Esquire
           Fax:  (804) 775-1061

     Ogden Services Corporation
     Two Pennsylvania Plaza
     New York, New York  10121
     Attention:  General Counsel
     Fax:  (212) 868-5714